EXECUTION COPY














                             CHARTER HIRE GUARANTEE

                            dated as of May 19, 1995

                                       by

                       AMERICAN PRESIDENT COMPANIES, LTD.
                                 (as Guarantor)

                                   in favor of

                          M.V. PRESIDENT KENNEDY, LTD.
                                  (as Obligee)




        CHARTER  HIRE GUARANTEE, dated as of May 19, 1995,  by  AMERICAN

PRESIDENT COMPANIES, LTD., a Delaware corporation (the "Guarantor"),  in favor  of  M.V.  PRESIDENT  KENNEDY, LTD., a Delaware  corporation  (the

"Obligee").   Capitalized terms used herein and  not  otherwise  defined herein  shall  have  the meanings set forth in the  Amended  and  Rested

Agreement  to  Acquire and Charter dated May 19, 1995 (the  "Acquisition

Agreement"), by and among Kreditanstalt fur Wiederaufbau, a  corporation organized and existing under the laws of the Federal Republic of Germany whose  address  is  Palmengartenstrasse 5-9, Postfach 11-11-41,  D-60325

Frankfurt   am  Main  ("KfW"),  COMMERZBANK  AG  (HAMBURG),  a   banking

corporation  incorporated  in  the Federal  Republic  of  Germany  whose address  is Ness 7-9, D-20457 Hamburg, (the "Syndicate Agent")  and  the

banks  listed in Schedule 1 which is attached hereto (KfW, the Syndicate

Agent,  and the banks listed in such Schedule 1 are hereinafter referred to  collectively as the "Banks"), the corporations listed as Transferees therein  (the  "Transferees")  and American  President  Lines,  Ltd.,  a

Delaware corporation (the "Charterer").



                              W I T N E S S E T H:



        WHEREAS, in accordance with the Acquisition Agreement,  APL  has assigned  its  rights to receive delivery of the Vessel described  below from HDW to APL Newbuildings, Ltd. (the "Original Owner");

        WHEREAS, the Obligee has accepted title to, and is currently the registered  owner of, The Republic of The Marshall Islands  flag  vessel

APL  CHINA, Official Number MI 1092 (the "Vessel"), and the Obligee  has

undertaken all of the payment and certain of the performance obligations relating to Vessel Indebtedness in respect of the Vessel under the  Loan

Agreement, (the "Owner Obligations");

       WHEREAS, in accordance with that certain Exchange Agreement dated as  of  the date hereof between the Obligee and the Original Owner  (the

"Exchange  Agreement"), the Obligee has acquired  the  Vessel  described

below on the date hereof from the Original Owner;   WHEREAS, the Obligee

has  simultaneously herewith entered into a First Mortgage on the Vessel in favor of KfW, as security for the Owner Obligations in respect of the

Vessel;

        WHEREAS,  the  Obligee has let and demised  the  Vessel  to  the

Charterer and the Charterer has hired the Vessel from the Obligee on the terms and conditions set forth in the Bareboat Charter Party, dated  the date  hereof (the "Charter"), such charter of the Vessel being effective upon the execution and delivery of the Charter;

        WHEREAS,  the  Guarantor  is entering  into  this  Guarantee  in consideration  of the Banks entering into the Acquisition Agreement  and purchasing the Notes.

        Accordingly,  the Guarantor hereby agrees with the  Obligees  as follows:



                                   SECTION 1.

                                    Guarantee

       Section 1.1    The Guarantee.  The Guarantor hereby guarantees as

primary obligor and not as a surety the full and punctual payment of all amounts payable by the Charterer under the Charter.  Upon failure by the

Charterer to pay punctually any such payment required by it to  be  paid within  any  applicable grace periods permitted under the  Charter,  the

Guarantor  shall  forthwith on demand pay the  amount  not  so  paid  in immediately available funds as specified therein.  Upon payment  by  the

Guarantor  of  any obligation of the Charterer pursuant to this  Section

1.1,  such  obligation with respect to such payment  under  the  Charter shall terminate.

        Section 1.2    Guarantee Unconditional.  The obligations of  the

Guarantor  hereunder  shall be irrevocable, unconditional  and  absolute without regard to:

               (a)     any  amendment, consent or release in respect  of

       any  of the terms of the Charter or of the obligations under  any thereof  of  any  Person  (provided  only  that  such  amendment,

       consent  or release is effected in accordance with the  terms  of the Charter); or

                (b)      any   taking,   holding,   exchange,   release,

       nonperfection  or  invalidity of any direct or indirect  security for any obligation of the Charterer under the Charter; or

               (c)     any  change in the corporate existence, structure

       or  ownership  of  the Charterer, or any insolvency,  bankruptcy,

       reorganization   or  other  similar  proceeding   affecting   the

       Charterer or its assets; or

               (d)    the existence of any claim, setoff or other rights

       which  the  Guarantor may have at any time against the Charterer;

       or

               (e)     any  defense arising by reason of any invalidity,

       unenforceability  or  other defense of the  Charterer,  or  other defense  of the Guarantor or by reason of the cessation from  any cause  whatsoever of the liability either in whole or in part  of the  Charterer to pay any amount payable by it under the Charter;

       or

                (f)      any  consent,  release,  renewal,  refinancing,

       refunding,   amendment  or  modification  of   or   addition   or

       supplement to or waiver of any of the terms of the Charter or  of any other agreement which may be made relating to the Charter  or of  the  obligations  under any thereof of any  Person  (provided

       only   that   such   consent,  release,   renewal,   refinancing,

       refunding,   amendment  or  modification  of   or   addition   or

       supplement to or waiver is effected in accordance with the  terms of the Charter); or

               (g)     any exercise or non-exercise of any right, power,

       privilege or remedy under or in respect of this Guarantee or  the

       Charter,  or  any waiver of any such right, power,  privilege  or remedy  or  of  any  default in respect of the  Charter,  or  any receipt  of  any  collateral  security  or  any  sale,  exchange,

       surrender, release, discharge, failure to perfect or to  continue perfected,  loss, abandonment or alteration of, or other  dealing with,  any collateral security by whomsoever at any time  pledged

       or   mortgaged  to  secure,  or  however  securing,  any  of  the

       Guarantor's    obligations   or   any   liabilities    (including

       liabilities  of  the  Guarantor hereunder) incurred  directly  or indirectly in respect thereof.

       Section 1.3    Discharge Only Upon Payment in Full: Reinstatement

in  Certain Circumstances.  The Guarantor's obligations hereunder  shall remain  in  full  force  and effect until the  amounts  payable  by  the

Charterer  under  the  Charter shall have  been  paid  in  full  or  the obligations  of  the  Charterer thereunder  have  otherwise  terminated,

whichever  is  earlier.   If  at any time  any  amount  payable  by  the

Charterer  under the Charter is rescinded or must be otherwise  restored or  returned  upon the insolvency, bankruptcy or reorganization  of  the

Charterer  or  otherwise,  the Guarantor's  obligations  hereunder  with respect to such payment shall be reinstated at such time as though  such payment had not been made.

         Section  1.4     Waiver.   The  Guarantor  irrevocably   waives

acceptance  of  this Guarantee, presentment, demand except  as  required pursuant  to  Section 1.1 hereof, protest, and notice, as  well  as  any requirement  that at any time any action be taken by any Person  against the Charterer or any other Person.

        Section  1.5    Subrogation.  Upon making any payment hereunder,

the Guarantor shall be subrogated to the rights of the Obligee under the

Charter  against  the Charterer with respect to such  payment;  provided that the Guarantor shall have no right of subrogation and waives, to the fullest extent permitted by applicable law, any right to any security in the  Vessel  which  is the subject of the Charter and  to  exercise  any remedy which the Obligee has or may hereafter have against the Charterer for  payment  of money until all amounts payable by the Charterer  under the  Charter have been paid in full or the obligations of the  Charterer

thereunder  have  otherwise terminated, whichever is  earlier.   Nothing

contained  in  this Guarantee shall preclude the Guarantor from  causing the  Charterer  to  make payments required by the  Charterer  under  the

Charter.

        Section  1.6    Payment Guarantee: No Set-Off or Deductions:  No

Waiver.   The  Guarantor  hereby agrees that (a)  this  Guarantee  is  a guarantee of payment and not of collection, and shall continue  in  full force  and effect and be binding upon the Guarantor, its successors  and assigns;  and  (b)  amounts payable hereunder shall  be  paid  when  due without  set-off  or  reduction  for any  reason  whatsoever;  provided,

however, that nothing contained in this Section shall be construed to be a  waiver,  modification, alteration or release of any claims which  the

Guarantor may have for damages or equitable relief for any breach by the

Obligee of any provision of the Charter or for any loss due to any  acts taken by the Obligee thereunder.

        Section 1.7    Obligations Unaffected.  The Obligee may, at  any

time  and from time to time, without the consent of, or notice  to,  the

Guarantor, without incurring responsibility to the Guarantor and without

impairing,   diminishing,   or   discharging,   releasing,   suspending,

prejudicing  or terminating the obligations of the Guarantor  hereunder,

in  accordance with the terms and conditions of the charter and in whole or  in part, take or refrain from taking (either directly or indirectly)

any  and  all actions with respect to the Guarantor's obligations,  this

Guarantee,  the Charter, any collateral security at any time granted  or

received  for  any  of  the  Guarantor's  obligations,  or  any   Person

(including  any  Guarantor)  that the Obligee  determines  in  its  sole discretion to be necessary or appropriate, whether or not such action or refraining  from action varies or increases the risk of, the  Guarantor;

provided, however, that any amount received by the Obligee as  a  result

of   any  such  action  shall  correspondingly  reduce  the  Guarantor's obligations hereunder.

        No  right  of  the Obligee hereunder, and no obligation  of  the

Guarantor  hereunder, shall be in any way limited or otherwise  impaired by  the failure of the Obligee (i) to commence any action or obtain  any judgment  against the Charterer; (ii) to seek recourse  against,  or  to perfect  or  enforce  any  rights in and to, any  collateral;  (iii)  to proceed  against  any other guarantee relating to  all  or  any  of  the obligations  guaranteed hereunder or (iv) to exercise any  other  right,

remedy, power or privilege hereunder or otherwise.  The Guarantor waives and  agrees not to assert (a) any right to require the Obligee  to  take any action described in clauses (i) to (iv) of the immediately preceding sentence  and  (b) any defense based upon an election of remedies  which destroys  or impairs the subrogation rights of the Obligee or the  right of  the  Obligee  to  proceed  against the Guarantor  hereunder  or  the

Charterer in respect of the obligations guaranteed hereunder.

                                   SECTION 2.

                Representations and Warranties of_the Guarantor.

       The Guarantor represents and warrants to the Obligee that:

        Section 2.1    the Guarantor is a corporation duly organized and

validly existing in good standing under the laws of the jurisdiction  of its incorporation with full corporate power and authority to conduct its business as the same is presently conducted;

        Section 2.2    the Guarantor has : legal power and authority  to

enter into and carry out the terms of this Guarantee;

        Section  2.3    this Guarantee has been duly authorized  by  all

necessary action, corporate or other, on the part of the Guarantor,  and this  Guarantee constitutes in accordance with its terms, a legal, valid and  binding instrument enforceable against the Guarantor, except to the extent  limited  by  applicable bankruptcy, reorganization,  insolvency,

moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights from time to time in effect;

        Section  2.4    except as previously disclosed to the  Syndicate

Agent  and  the  Agent  in  writing, there  are  no  actions,  suits  or proceedings pending or, to the Guarantor's knowledge, threatened against the  Guarantor, which question the validity of this Guarantee or  action taken  or to be taken by the Guarantor pursuant to this Guarantee  which would,  if  adversely  determined, materially and adversely  affect  the performance by the Guarantor of its obligations hereunder;

        Section  2.5    the execution and delivery of this Guarantee  by

the  Guarantor  and the performance by the Guarantor of its  obligations under  this Guarantee will not violate any provisions of the Certificate of  Incorporation or Bylaws of the Guarantor and will not  result  in  a breach  of  the terms and provisions of, or constitute a default  under,

any  other agreement or undertaking by the Guarantor or by which  it  or any of its property is bound or any order of any court or administrative agency  entered in any proceedings binding on the Guarantor, or  violate any applicable statute, rule or regulation;

        Section  2.6    the Guarantor is not in default and no Incipient

Default  has  occurred,  in  any  respect  which  would  materially  and adversely affect the ability of the Guarantor to perform its obligations under this Guarantee, under any mortgage, loan agreement, deed of trust,

indenture  or  other  agreement  with respect  thereto  or  evidence  of indebtedness to which it is a party or by which it is bound, and is  not in violation of or in default, in any respect which would materially and adversely affect the ability of the Guarantor to perform its obligations under  this Guarantee, under any order, writ, judgment or decree of  any court,  arbitrator or governmental authority, commission, board,  agency or instrumentality, domestic or foreign;

        Section 2.7    the Guarantor has more than one place of business

and  the  present location of the place of business which is  its  chief executive office is 1111 Broadway, Oakland, California 94607;

        Section  2.8    the Guarantor has no knowledge of any actual  or

proposed  deficiency  or additional assessment in  connection  with  any

Taxes  which either in any case or in the aggregate would be  materially adverse to the Guarantor and which would materially and adversely affect the ability of the Guarantor to perform its obligations hereunder;

        Section  2.9    all Taxes (other than taxes based on or measured

by income and withholding taxes), liability for the payment of which has been  incurred  by  the  Guarantor  in connection  with  the  execution,

delivery and performance by it of each Loan Document to which it  is  or will be a party, have been paid (or provided for in its accounts if  not payable on or prior to the delivery date of the respective Vessel);

        Section 2.10   all governmental consents, licenses, permissions,

approvals, registrations or authorizations or declarations required  (i)

to  enable it lawfully to enter into and perform its payment obligations under  this Guarantee and to require the Charterer to perform its  other obligations  under  the  Charter, (ii) to  ensure  that  its  respective obligations  under clause (i) hereunder are legal, valid and enforceable and  (iii)  to  make  this Guarantee admissible in  evidence  have  been obtained or made and are in full force and effect;

        Section 2.11   it has not taken any corporate action nor to  its

knowledge  have  any  other steps been taken or legal  proceedings  been started  or  threatened  against it for its winding-up,  dissolution  or reorganization  or  for  the appointment of a  receiver,  administrative receiver, administrator, trustee or similar officer of it or of  any  or all of its respective assets and revenues;

        Section  2.12    (i)  no  written  representation,  warranty  or

statement made or other document provided by the Guarantor in connection with the negotiation of this Guarantee at the time when given is or  was untrue or contains or contained any misrepresentation of a material fact or  omits  or omitted to state any material fact necessary to  make  any such  statement herein or therein not misleading and (ii) all  financial projections, if any, prepared by the Guarantor and made available to the

Obligee   have  been  prepared  in  good  faith  based  upon  reasonable assumptions  (it being understood that such projections are  subject  to significant  uncertainties and contingencies, many of which  are  beyond the  Guarantor's control, and that no assurances can be given  that  any such projections will be realized);

       Section 2.13   ERISA.  To the best knowledge of the Guarantor (i)

each  Plan  maintained by the Guarantor and each ERISA Affiliate  is  in substantial compliance in all material respects with ERISA; (ii) no Plan maintained  by the Guarantor or any ERISA Affiliate is insolvent  or  in reorganization; (iii) no Insufficiency or Termination Event has occurred or  is  reasonably  expected  to  occur,  and  no  "accumulated  funding deficiency" exists and no "variance" from the "minimum funding standard"

has been granted (each such term as defined in Part III, Subtitle B,  of

Title I of ERISA) with respect to any Plan in which the Guarantor or any of  its  Subsidiaries,  or any ERISA Affiliate is  a  participant;  (iv)

neither  the  Guarantor  nor any ERISA Affiliate  has  incurred,  or  is

reasonably   expected  to  incur,  any  Withdrawal  Liability   to   any

Multiemployer Plan; (v) neither the Guarantor, its Subsidiaries, nor any

ERISA  affiliate  has received any notification that  any  Multiemployer

Plan  in  which  it is a participant is in reorganization  or  has  been terminated,  within  the  meaning of Title  IV  of  ERISA  and  no  such

Multiemployer  Plan  is reasonably expected to be in  reorganization  or terminated within the meaning of Title IV of ERISA; (vi) no lien imposed under the Code or ERISA on the assets of the Guarantor or any Subsidiary or  any  ERISA Affiliate exists or is reasonably expected  to  arise  on account of any Plan; (vii) no material liability will be incurred by the

Guarantor,  its  Subsidiaries, or any ERISA Affiliate  if  any  of  them should  terminate  contributions  to any  other  employee  benefit  plan maintained by them;

        Section  2.14   it is not an "investment company" or  a  company

"controlled"  by  an  "investment company" (as each  of  such  terms  is defined or used in the Investment Company Act of 1940, as amended).



                                   SECTION 3.

                           Covenants of the Guarantor

       The Guarantor covenants to the Obligee that:

        Section  3.1    The Guarantor will not consolidate or amalgamate

with, or merge into, any other entity, or sell, convey, transfer, lease,

or  otherwise  dispose  of  all  or substantially  all  of  its  assets,

including,  but not limited to, by dividend (whether by one  transaction or  a  series  of  transactions and whether related or  not);  provided,

however, that it may consolidate or amalgamate with, or merge into,  any other entity, or sell, convey, transfer, lease, or otherwise dispose  of all  or  substantially  all  of its assets if  the  buyer,  assignee  or transferee  corporation the "Assignee") shall be a  solvent  corporation organized and existing under the laws of the United States of America or any state thereof following such transaction and shall have executed and delivered an agreement, in form and substance reasonably satisfactory to the  Obligees, containing an assumption by the Assignee of the  due  and punctual performance and observance of all covenants and obligations  of

the   Guarantor   hereunder,  and  confirming  the   accuracy   of   any

representations  and  warranties made  herein  as  of  the  date  hereof required  with  respect  to  such Assignee; and  provided  further  that immediately following such transaction, no Incipient Default or Event of

Default shall have occurred and be continuing.



                                   SECTION 4.

                              Financial Statements.

        Section 4.1    The Guarantor shall, as soon as possible, provide

to  the Agent and the Syndicate Agent (a) but in no event later than one hundred  twenty  (120)  days after the end  of  each  fiscal  year,  its consolidated  audited accounts of all consolidated financial  statements of the Guarantor, such financial statements to be prepared in accordance with  generally accepted United States of America accounting  principles at  such  time  consistently  applied and a  report  thereon  by  Arthur

Andersen  &  Co. or other independent public auditors of internationally recognized standing as may be acceptable to the Agent and the  Syndicate

Agent, (b) copies of all quarterly reports filed with the Securities and

Exchange Commission and, within seventy-five (75) days after the end  of the  first three (3) quarters of its fiscal year, unaudited consolidated statements of income and changes in financial position of the  Guarantor and  related balance sheets for each such period, all certified as  true and  correct by a financial officer of the Guarantor, (c) as soon as the same  is  instituted (or, to the knowledge of the Guarantor threatened),

details  of  any  litigation, arbitration or administrative  proceedings against or involving the Guarantor, the Charterer or the Vessel which if adversely  determined  would  have a  material  adverse  effect  on  the

Guarantor,  any Charterer and any of its subsidiaries on a  consolidated basis, or construction of the Vessel, and (d) from time to time, and  on demand, such additional financial or other information relating  to  the

Guarantor  as may be reasonably requested by the Agent or the  Syndicate

Agent.



                                   SECTION 5.

                                  Miscellaneous

       Section 5.1    No failure on the part of any Obligee to exercise,

no  delay in exercising, and no course of dealing with respect  to,  any right or remedy hereunder will operate as a waiver thereof; nor will any single or partial exercise of any right or remedy hereunder preclude any other further exercise of any other right or remedy.  This Guarantee may not  be amended or modified except by written agreement of the Guarantor and the Obligee.

       Section 5.2    All notices or other communications required under

the terms and provisions hereof shall be made in the manner provided  in

Section  15.04  of  the  Loan Agreement addressed  as  follows:  to  (i)

Kreditanstalt  fur  Wiederaufbau  at: Palmengartenstrasse  5-9,  D-60325

Frankfurt am Main (if by hand), Postfach 11-11-41, D-60046 Frankfurt  am

Main  (if  by mail), Federal Republic of Germany, Telefax No.: 7431-2944 or  7431-2198;  (ii)  to Commerzbank AG at: Ness 7-9,  D-20457  Hamburg,

Federal Republic of Germany, Attention: Stefan E. Kuch, Telefax No.: 49-

40-3683-4068;  (iii)-to  the  Guarantor  at:  1111  Broadway,   Oakland,

California 94607; Attention: Treasurer, Telefax No.: (510) 272-8931; and

(iv)  to  the  Obligee  at:  1111 Broadway, Oakland,  California  94607;

Attention: Treasurer, Telefax No.: (510) 272-8931.

       Section 5.3    The terms of this Guarantee shall be binding upon,

and  inure  to the benefit of, the Guarantor and the Obligee  and  their respective successors and assigns.

        Section 5.4    No recourse shall be had for the payment  of  any

amount  payable hereunder against any incorporator, stockholder, officer or  director, as such, past, present or future, of the Guarantor  or  of any  successor corporation, either directly or through the Guarantor  or any  successor  corporation,  whether by virtue  of  any  constitutional provision,  statute  or  rule  of law, or  by  the  enforcement  of  any assessment  or  penalty  or  otherwise; it being  expressly  agreed  and understood  that  this Guarantee is solely a corporate  obligation,  and that  no  personal liability whatsoever shall attach to, or be  incurred by,  any incorporator, stockholder, officer or director, as such,  past,

present  or  future,  of the Guarantor or of any successor  corporation,

because of the incurring of the indebtedness hereby authorized or  under or  by  reason  of  any  of  the  obligations,  covenants,  promises  or agreements  contained in this Guarantee or to be implied  herefrom,  and that  all  liability,  if  any,  of that character  against  every  such incorporator, stockholder, officer and director is, by the acceptance of this  Guarantee and as a condition of, and as part of the  consideration for, the execution of this Guarantee, expressly waived and released.

        Section  5.5    This Guarantee shall be construed in  accordance

with  and governed by the laws of the State of New York (other than  the law of the State of New York governing choice of law).

        Section  5.6     The  Guarantor (a) hereby  irrevocably  submits

itself  to  the jurisdiction of the Supreme Court of the  State  of  New

York,  New  York  County and to the jurisdiction of  the  United  States

District Court for the Southern District of New York for the purposes of any  suit,  action or other proceeding arising out of this Guarantee  or the  Charter,  or the subject matter hereof or thereof  or  any  of  the transactions contemplated hereby or thereby, brought by the  Obligee  or its successors, subrogees or assigns, (b) hereby irrevocably agrees that all  claims  in respect of such action or proceeding may  be  heard  and determined,  in  such New York State or Federal court, and  (c)  to  the

extent  that  it  has  or  hereafter  may  acquire  any  immunity   from

jurisdiction of any court or from any legal process, hereby waives  such immunity,  and agrees not to assert, by way of motion, as a defense,  or otherwise, in any such suit, action or proceeding, (i) any claim that it is  not  personally subject to the jurisdiction of the  above-named  New

York  State  or Federal courts, (ii) that the suit, action or proceeding is  brought in an inconvenient forum, that the venue of the suit, action or  proceeding is improper, or (iii) that this Guarantee or the  subject matter  hereof  may not be enforced in or by such courts  or  under  any applicable law.  The Guarantor hereby consents to service of process  in any  suit,  action or other proceeding arising out of this Guarantee  or the subject matter hereof or any of the transactions contemplated hereby and  hereby  appoints the Person set forth in Schedule  7  of  the  Loan

Agreement as Process Agent for the Borrower (the "Process Agent") as its

attorneys-in-fact to receive service of process in such action, suit  or proceeding,  it being agreed that service upon the Process  Agent  shall constitute  valid  service upon the Guarantor  and  its  successors  and assigns. The Guarantor agrees that (x) the sole responsibilities of  the

Process Agent shall be (i) to receive such process, (ii) to send a  copy of any such process so received to the Guarantor, by registered airmail,

return  receipt  requested, at its address  set  forth  in  Section  5.2 hereof,  or at the last address filed in writing by it with the  Process

Agent and (iii) to give prompt telegraphic notice of receipt thereof  to the  Guarantor at such address and (y) the Process Agent shall  have  no responsibility  for the receipt or nonreceipt by the Guarantor  of  such process,  nor  for  any  performance or  nonperformance  by  it  or  its respective successors or assigns.  The Guarantor hereby agrees to pay to the Process Agent such compensation as shall be agreed upon from time to time  by  it  and  the  Process Agent for the Process  Agent's  services

hereunder.    The  Guarantor  hereby  agrees  that  its  submission   to

jurisdiction and its designation of the Process Agent set forth above is made  for  the  express  benefit  of the  Obligee  and  its  successors,

subrogees  and assigns.  The Guarantor agrees that it will at all  times continuously maintain a Process Agent to receive service of  process  in the  City  of New York or San Francisco, California on behalf of  itself and  its  properties with respect to this Agreement, and  in  the  event that,  for any reason, the Process Agent named pursuant to this  Section

5.6 shall no longer serve as Process Agent to receive service of process on  the  Guarantor's  behalf, the Guarantor  shall  promptly  appoint  a successor  Process  Agent.  The Guarantor further agrees  that  a  final judgment against the Guarantor in any such action or proceeding shall be conclusive,  and may be enforced in other jurisdictions by suit  on  the judgment  or  in any other manner provided by law, a certified  or  true copy  of  which final judgment shall be conclusive evidence of the  fact and  of  the  amount of any indebtedness or liability of  the  Guarantor therein  described;  provided that nothing in  this  Section  5.6  shall affect  the  right  of the Guarantor or the Obligee or their  respective successors,  subrogees or assigns to serve legal process  in  any  other manner  permitted  by law or affect the right of the  Guarantor  or  the

Obligee  or their respective successors, subrogees or assigns  to  bring any  action or proceeding against the Guarantor or the Obligee,  as  the

case  may be, or its property in the courts of other jurisdictions.   In

the  event  of the transfer of all or substantially all the  assets  and

business   of   the   Process  Agent  to  any  other   corporation,   by

consolidation,  merger,  sale  of  assets  or  otherwise,   such   other

corporation  shall be substituted hereunder for the Process  Agent  with

the  same effect as if named herein in place of the Process Agent.   THE

GUARANTOR  HEREBY  WAIVES TRIAL BY JURY IN ANY  JUDICIAL  PROCEEDING  TO

WHICH  IT  IS  A  PARTY  INVOLVING, DIRECTLY OR INDIRECTLY,  ANY  MATTER

(WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT

OF,  RELATED TO, OR CONNECTED WITH THIS GUARANTEE, THE CHARTER,  OR  THE

RELATIONSHIP  ESTABLISHED  HEREUNDER AND  WHETHER  ARISING  OR  ASSERTED

BEFORE  OR  AFTER  THE  DATE  HEREOF OR BEFORE  OR  AFTER  THE  PAYMENT,

OBSERVANCE AND PERFORMANCE IN FULL OF THE GUARANTOR'S OBLIGATIONS  UNDER

THIS GUARANTEE.

       Section 5.7    Currency of Account.

               (a)    The Dollar is the currency of account or each  and

       every  sum  due  from  the Guarantor to the  Obligee  under  this

       Guarantee  in  respect  of  any  of  the  obligations  guaranteed hereunder.

               (b)     If  after the occurrence of any Event of Default,

       any  sum is due from the Guarantor under this Guarantee or if any order  or  judgment given or made in relation hereto  has  to  be converted  from the currency (the "first currency") in which  the same  is  payable hereunder or under such order or judgment  into another currency (the "second currency") for the purpose of:

               (i)     making  or  filing a claim or proof  against  the

       Guarantor;

               (ii)    obtaining an order or judgment in  any  court  or

       tribunal; or

               (iii)   enforcing any order or judgment given or made  in

       relation hereto.

               (c)     The  Guarantor shall indemnify and hold  harmless

       the Obligee from and against any damages or losses suffered as  a result  of any discrepancy between (A) the rate of exchange  used for  such  purpose to convert the sum in question from the  first currency  into the second currency and (B) the rate or  rates  of exchange  at  which  the Obligee may in the  ordinary  course  of business purchase the first currency with the second currency  in the  Frankfurt foreign exchange market upon receipt of a sum paid to  it  in satisfaction, in whole or in part, of any such  order,

       judgment, claim or proof. The above indemnity shall constitute  a separate  and  independent obligation of the Guarantor  from  its other  obligations and shall apply irrespective of any indulgence granted by the Obligee.

        Section  5.8     If  any term of this Guarantee  and  any  other

application thereof shall be invalid or unenforceable, the remainder  of this  Guarantee  and any other application of such terms  shall  not  be affected thereby.

       Section 5.9    This Guarantee shall be binding upon, inure to the

benefit  of,  and be enforceable by, the Guarantor and the  Obligee  and their respective successors and assigns.

        Section 5.10   The Guarantor hereby acknowledges and consents to

the  assignment of this Guarantee pursuant to the terms of  the  Charter

Assignment dated the date hereof between the Obligee and KfW.

       IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be duly executed as of the date first set forth herein.



                                             AMERICAN PRESIDENT COMPANIES, LTD.


                                             By: /s/ Peter A.V. Huegel
                                             Title:  Assistant Secretary